UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 8, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, GA 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 8, 2012, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc., executed and delivered that certain Fourth Amendment to Purchase and Sale Agreement (the “Fourth Amendment”) with First Commercial Bank (“Seller”), dated as of September 30, 2012, which amends the Purchase and Sale Agreement, dated May 5, 2011, and as amended June 13, 2011, between AdCare Holdings and Brogdon Family, LLC, and as further amended and assigned to AdCare Holdings on September 30, 2011, and as amended April 17, 2012, pursuant to which AdCare Holdings or its assignee may acquire (the “Oklahoma Facilities Purchase”) certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following six skilled nursing facilities located in Oklahoma: Edwards Redeemer Nursing Center, Harrah Nursing Center, Northwest Nursing Center, Whispering Pines Nursing Center, McLoud Nursing Center and Meeker Nursing Center (the “Oklahoma Facilities”).

The Fourth Amendment amends the closing date of the Oklahoma Facilities Purchase to the date which is sixty (60) days after AdCare Holdings receives all required licenses and permits necessary to complete the Oklahoma Facilities Purchase, but in no event later than November 30, 2012.  In consideration for extending the closing date as provided for in the Fourth Amendment, AdCare Holdings agrees to pay certain real estate taxes and assessments relating to the Oklahoma Facilities for fiscal year 2011 (which Seller has represented to AdCare Holdings total $192,994.52) and fiscal year 2012.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference thereto, a copy of which is attached hereto as Exhibit 2.5 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

2.1               Purchase and Sale Agreement, dated as of May 5, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.8 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.2               First Amendment to Purchase and Sale Agreement, dated as of June 13, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.9 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.3               Second Amendment to Purchase and Sale Agreement, dated as of September 30, 2011, among First Commercial Bank, Brogdon Family, LLC, and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 99.10 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.4               Third Amendment to Purchase and Sale Agreement, dated as of April 17, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC

(Incorporated by reference to Exhibit 2.4 to the Registrant’s Current Report on Form 8-K filed April 23, 2012).

2.5               Fourth Amendment to Purchase and Sale Agreement, dated as of September 30, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1           Purchase and Sale Agreement, dated as of May 5, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.8 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.2           First Amendment to Purchase and Sale Agreement, dated as of June 13, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.9 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.3           Second Amendment to Purchase and Sale Agreement, dated as of September 30, 2011, among First Commercial Bank, Brogdon Family, LLC, and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 99.10 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.4           Third Amendment to Purchase and Sale Agreement, dated as of April 17, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.4 to the Registrant’s Current Report on Form 8-K filed April 23, 2012).

2.5           Fourth Amendment to Purchase and Sale Agreement, dated as of September 30, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC.